EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report of PocketSpec Technologies Inc. (the Company") on Form 10-KSB for the period ending January 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I. Janet Brophy, Chief
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Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

SEPTEMBER 20, 2004

                                                     By: /s/  Janet Brophy
                                                     -----------------------
                                                     Chief Executive Officer